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                                                                    Exhibit 11.1

                                    PCD Inc.
               STATEMENT RE COMPUTATION OF EARNINGS PER SHARE (1)

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
For the quarter ended September 28, 1996
     Common stock outstanding,
         beginning of the period.................................      5,723,832
     Weighted average common stock issued
         during the period.......................................         39,557
     Dilutive effect of common stock equivalents.................        805,680
                                                                       ---------
     Weighted average number of common and common
         equivalent shares outstanding...........................      6,569,069
                                                                       =========
For the nine-months ended September 28, 1996
     Common stock outstanding,
         beginning of the period.................................      4,597,032
     Weighted average common stock issued
         during the period.......................................        764,572
     Dilutive effect of common stock equivalents.................        788,619
                                                                       ---------
     Weighted average number of common and common
         equivalent shares outstanding...........................      6,150,223
                                                                       =========
For the quarter ended September 30, 1995
     Common stock outstanding,
         beginning of the period.................................      4,561,032
     Cheap stock outstanding during the period (2)...............         70,364
     Weighted average common stock issued
         during the period.......................................              -
     Dilutive effect of common stock equivalents.................        668,075
                                                                       ---------
     Weighted average number of common and common
         equivalent shares outstanding...........................      5,299,471
                                                                       =========
For the nine-months ended September 30, 1995
     Common stock outstanding,
         beginning of the period.................................      4,561,032
     Cheap stock outstanding during the period (2)...............         70,364
     Weighted average common stock issued
         during the period.......................................              -
     Dilutive effect of common stock equivalents.................        422,077
                                                                       ---------
     Weighted average number of common and common
         equivalent shares outstanding...........................      5,053,473
                                                                       =========
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(1) All common and common equivalent shares have been restated to reflect a
12-for-1 stock split of the Company's common stock effected in February, 1996.
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(2) In accordance with the Securities and Exchange Commission Staff Accounting
Bulletin No. 83, issuances of common stock and common stock equivalents during the twelve month period preceding the date of the initial filing on February 12, 1996, of the registration statement relating to the Company's initial public offering have been included in the calculation using the treasury stock method at the public offering price ($11 per share), as if they were outstanding for all periods prior to January 1, 1996.